UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2023

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 9, 2023, at the Annual Meeting of Shareholders (the “Annual Meeting”) of TriMas Corporation (the “Company”), the shareholders of the Company, upon recommendation of the Company’s Board of Directors (the “Board”), approved the TriMas Corporation 2023 Equity and Incentive Compensation Plan (the “Plan”).
The Plan authorizes the Compensation Committee of the Board (the “Compensation Committee”) to provide for equity-based or cash-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units, dividend equivalents, and certain other awards contemplated under the Plan. The purpose of these awards is to attract and retain non-employee directors of the Company, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries, and to provide such persons incentives and rewards for service and/or performance. Subject to adjustment as described in the Plan, and subject to the Plan’s share counting rules, a total of 2,151,359 shares of common stock, par value $0.01 per share, are available for awards granted under the Plan.
The Plan permits the Compensation Committee to make certain performance-based awards to participants under the Plan, which awards will be earned based on the achievement of Management Objectives. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following: (1) profits (e.g., gross profit, gross profit growth, operating income, earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, net income (before or after taxes), consolidated net income, net earnings, net sales, cost of sales, basic or diluted earnings per share (before or after taxes), residual or economic earnings, net operating profit (before or after taxes), or economic profit); (2) cash flow (e.g., actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA), free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, operating cash flow, total cash flow, cash flow in excess of cost of capital or residual cash flow, or cash flow return on investment); (3) returns (e.g., profits or cash flow returns on: assets, investment, capital, invested capital, net capital employed, equity, or sales); (4) working capital (e.g., working capital targets, working capital divided by sales, days’ sales outstanding, days’ sales inventory, or days’ sales in payables); (5) profit margins (e.g., profits divided by revenues or gross margins and material margins divided by revenues); (6) liquidity measures (e.g., debt-to-capital, debt-to-EBITDA, or total debt ratio); (7) sales growth, gross margin growth, cost initiative and stock price metrics (e.g., revenue, net revenue, revenue growth, net revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, or sales and administrative costs divided by profits); and (8) strategic initiative key deliverable metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, market share, geographic business expansion goals, expense targets or cost reduction goals, general and administrative expense savings, selling, general and administrative expenses, objective measures of client/customer satisfaction, employee satisfaction, employee retention, management of employment practices and employee benefits, supervision of litigation and information technology, productivity ratios, economic value added (or another measure of profitability that considers the cost of capital employed), product quality, sales of new products, or goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.
The Plan also provides that, subject to adjustment as described in the Plan, the aggregate number of shares actually issued or transferred upon the exercise of incentive stock options will not exceed 1,650,000 shares, and non-employee Board members will not be granted more than $750,000 in compensation for such service in any one calendar year, determined as described in the Plan. The Board generally will be able to amend the Plan, in certain circumstances as described in the Plan.
This description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on May 9, 2023.
There were a total of 41,412,034 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, and there were 40,388,658 shares of common stock represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.

The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:
Proposal 1. Election of directors for a three year term:

	FOR	WITHHELD	BROKER NON-VOTES
Holly M. Boehne	37,680,577	2,142,648	565,433
Teresa M. Finley	39,108,296	714,929	565,433
Herbert K. Parker	38,630,253	1,192,972	565,433
Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

FOR	AGAINST	ABSTAIN
40,256,448	131,497	713
Proposal 3. Approval, on a non-binding advisory basis, of the compensation paid to the Company’s Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,752,515	3,069,594	1,116	565,433
Proposal 4. Approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation:

FOR 1 YEAR	37,507,641
FOR 2 YEARS	8,449
FOR 3 YEARS	2,306,918
ABSTENTIONS	217
Based on the results of the shareholder vote on proposal 4, and consistent with the Board's recommendation, the Board has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.
Proposal 5. Approve the Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,054,961	1,766,732	1,532	565,433
Based on the votes set forth above, each of proposals 1, 2, 3 and 5 were approved by the shareholders of the Company.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

10.1	TriMas Corporation 2023 Equity and Incentive Compensation Plan
104	Cover Page Interactive File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	May 11, 2023	By:	/s/ Jodi Robin
		Name:	Jodi Robin
		Title:	General Counsel and Secretary